UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 6, 2005

Fairchild Semiconductor International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15181	043363001
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

82 Running Hill Road, South Portland, Maine		04106
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	207-775-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

We have been named as a defendant in a lawsuit filed by Lucent Technologies Inc. in the Superior Court of New Jersey. The lawsuit alleges breach of contract and breach of warranty claims and seeks unspecified damages allegedly caused by Fairchild products. Fairchild believes it has strong defenses against all the claims and intends to vigorously defend the lawsuit. The lawsuit relates to a series of claims involving mold compound (the plastic resin used to encapsulate semiconductor products) supplied to Fairchild by Sumitomo Bakelite Singapore Pte. Ltd., as further described in previous reports we have filed with the Securities and Exchange Commission, including our quarterly report on Form 10-Q filed November 5, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fairchild Semiconductor International, Inc.

January 7, 2005	By:	Paul D. Delva

Name: Paul D. Delva
Title: Vice President, General Counsel